MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated June 20, 2018 to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) dated May 1, 2018 for the following Series of the Fund:

Diversified Tax Exempt Series

New York Tax Exempt Series

Ohio Tax Exempt Series

(collectively, the “Tax Exempt Series”)

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and Statement of Additional Information, and should be read in conjunction with those documents.

James Nawrocki has resigned as a member of the Tax Exempt Series’ Portfolio Management Team effective June 30, 2018 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Mr. Nawrocki in the Prospectus, Summary Prospectus, and Statement of Additional Information are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp TaxEx 06/2018